SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 31, 2000
                                                           -----------------

                       ELECTRONIC BUSINESS SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                           2-96392-A                65-0952956
-------------------------------------------------------------------------------
(STATE OR OTHER                   (COMMISSION      (IRS EMPLOYER JURISDICTION OF
IDENTIFICATION NO.)                FORMATION)              FILE NUMBER)


        1800 N.W. 49TH STREET, SUITE 100, FORT LAUDERDALE, FLORIDA 33309
-------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 229-5100
                                                          --------------

         (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS


On September 1, 2000, Electronic Business Services, Inc. filed a voluntary petition for relief under Chapter 11 of the US Bankruptcy Code.

While the bankruptcy proceedings are pending, the Company is filing the Debtor's Monthly Financial Report that it is required to file with the Bankruptcy Court under Rule 2015 in lieu of the Form 10K and 10Q filings. The Company is attaching the monthly reports for the period December 1, 2000 to December 31, 2000 for each of the following companies as submitted to the United States Bankruptcy Court Southern District of Florida, Miami Division: Engineered Business Systems, Inc. and QuickCredit Corporation, wholly owned subsidiaries of their parent, Electronic Business Services, Inc.

When the Company's reorganization plan becomes effective, the Company will resume the mandatory and timely filings of the Exchange Act periodic reports for all applicable periods.

ITEM 7.  FINANCIAL EXHIBITS



                      MONTHLY FINANCIAL REPORT FOR BUSINESS
              FOR THE PERIOD BEGINNING 12/1/00 AND ENDING 12/31/00

Name of Debtor: Electronic Business Services, Inc.               Case Number:
Date of Petition: September 1, 2000                           00-25402 BKC-RBR


                                                                    CUMULATIVE
                                                     CURRENT         PETITION
                                                      MONTH           TO DATE
                                                    -----------   ------------


   1 CASH AT BEGINNING OF PERIOD .............       (7,686.07)       480.97
   2 RECEIPTS
     A. Cash Sales
         Less:  Cash Refunds
         Net Cash Sales
     B. Collection on Postpetition A/R
     C. Collection on Prepetition A/R
     D. Other Receipts
             Transfer from
               Eng. Business Systems (Sub) ...       42,162.73    239,713.16
             Transfer from
               QuickCredit Corp (Sub) ........       65,568.98    222,106.99
             Transfer from
               Funding Group .................       75,000.00     75,000.00

   3 TOTAL RECEIPTS ..........................      182,731.71    536,820.15
   4 TOTAL CASH AVAILABLE FOR OPERATIONS .....      175,045.64    537,301.12

   5 DISBURSEMENTS
     A. U.S. Trustee Quarterly Fees ..........         --             500.00
     B. Net Payroll ..........................       73,896.91    275,576.64
     C. Payroll Taxes ........................       27,675.83    110,663.01
     D. Sales & Use Taxes ....................         --            --
     E. Other Taxes ..........................         --            --
     F. Rent .................................       17,593.28     35,186.56
     G. Other Leases (Attachment 3) ..........         --            --
     H. Telephone ............................       18,177.46     38,020.55
     I. Utilities ............................        1,947.83      6,382.83
     J. Travel & Entertainment ...............         --            --
     K. Vehicle Expenses .....................         --            --
     L. Office Supplies ......................         --            --
     M. Advertising ..........................         --            --
     N. Insurance (Attachment 7) .............       15,224.93     31,161.49
     O. Purchases of Fixed Assets ............         --            --
     P. Purchases of Inventory ...............         --            --
     Q. Manufacturing Supplies ...............         --            --
     R. Repairs & Maintenance ................         --             662.50
     S. Payments of Secured Creditors ........         --          10,000.00
     T. Other Operating Expenses (Attach List)         --            --
             Merchants F/QCC
               Prepayment ....................         --           3,750.00
             Equifax F/QCC
               Prepayment ....................         --           4,036.11
             Bank Charge .....................           24.20        136.52
             Employee Loans ..................         --             350.00
             Office Expense ..................          220.94        590.65
             Trans to
               QuickCredit Corporation .......       26,045.67     26,045.67

   6 TOTAL CASH DISBURSEMENTS ................      180,807.05    543,062.53
   7 ENDING CASH BALANCE .....................       (5,761.41)    (5,761.41)




                      MONTHLY FINANCIAL REPORT FOR BUSINESS
              FOR THE PERIOD BEGINNING 12/1/00 AND ENDING 12/31/00

Name of Debtor: QuickCredit Corporation                           Case Number:
Date of Petition: September 1, 2000                            00-25401 BKC-RBR


                                                                   CUMULATIVE
                                                     CURRENT        PETITION
                                                      MONTH          TO DATE
                                                    -----------   -------------

   1 CASH AT BEGINNING OF PERIOD ..............       8,812.84     31,406.90
   2 RECEIPTS
     A. Cash Sales
         Less: Cash Refunds
         Net Cash Sales
     B. Collection on Postpetition A/R ........      36,781.70    163,217.79
     C. Collection on Prepetition A/R .........         917.00     61,000.82
     D. Other Receipts ........................                      --
              Transfer from
                Eng. Business Systems (Sub) ...      16,898.30     33,351.35
              Transfer from
                QuickCredit Corp (Closed Acct)                        361.34
              Transfer from
                Electronic -- Operating .......      26,045.67     26,045.67

   3 TOTAL RECEIPTS ...........................      80,642.67    283,976.97
   4 TOTAL CASH AVAILABLE FOR OPERATIONS ......      89,455.51    315,383.87

   5 DISBURSEMENTS
     A. U.S. Trustee Quarterly Fees ...........        --             500.00
     B. Net Payroll ...........................        --            --
     C. Payroll Taxes .........................        --            --
     D. Sales & Use Taxes .....................        --            --
     E. Other Taxes ...........................        --            --
     F. Rent ..................................        --            --
     G. Other Leases (Attachment 3) ...........        --             245.92
     H. Telephone .............................        --            --
     I. Utilities .............................        --            --
     J. Travel & Entertainment ................        --            --
     K. Vehicle Expenses ......................        --            --
     L. Office Supplies .......................         949.37      2,744.66
     M. Advertising ...........................        --            --
     N. Insurance (Attachment 7) ..............        --            --
     O. Purchases of Fixed Assets .............        --            --
     P. Purchases of Inventory ................        --            --
     Q. Manufacturing Supplies ................        --            --
     R. Repairs & Maintenance .................        --            --
     S. Payments of Secured Creditors .........        --            --
     T. Other Operating Expenses (Attach List)         --            --
              Medical Information Bureau ......      (6,868.00)      --
              Merchants Assn Credit Bureau ....      18,750.00     59,000.00
              Experian ........................      30,693.97     33,622.95
              Employee Payments (Court Ordered)        --           2,182.75
              Trans to
                Eng. Bus Systems
                for Equifax Pre-pay ...........        --          15,500.00
              Trans to
                Eng. Bus Systems --
                Interco Settlement ............       5,398.30     15,112.81
              Trans to Electronic --
                Operating for
                Merchants Pre-Pay .............        --           3,000.00
              Trans to Electronic --
                Operating --
                Interco Settlement ............      12,319.17     34,827.65
              Trans to Electronic --
                Payroll Account ...............       3,249.81     84,279.34
              Trans to Equifax Prepayment .....      21,000.00     29,000.00
              Trans to
                Eng. Bus Systems for
                Payroll .......................        --          30,656.90
              Tempoary Clerical Services ......       3,721.68      3,721.68
              Trans to
                Business Objects for
                Eng Business ..................       1,137.60      1,137.60
              Postage .........................         500.00      1,075.00
              Bank Charges ....................         106.41        279.41

   6 TOTAL CASH DISBURSEMENTS .................      90,958.31    316,886.67
   7 ENDING CASH BALANCE ......................      (1,502.80)    (1,502.80)





                                      ELECTRONIC BUSINESS SERVICES, INC.


                                      By: /s/ VITO A. BELLEZZA
                                      -------------------------------------
                                      Vito A. Bellezza
                                      Chief Executive Officer


Dated: December 31, 2000